MEDIACOMM BROADCASTING SYSTEMS, INC.
                                d/b/a SHOPBIZ.COM






                                Exhibit No. 10.4
                            Copy of Funding Agreement
                            dated September 30, 1999

                                FUNDING AGREEMENT

     This Agreement, entered into this 30th day of September 1999, is by, between, and among Mediacomm Broadcasting Systems, Inc., a Colorado corporation, d/b/a Shopbiz.com, ("MBSI") and, David's Odyssey, L.L.C., a limited liability company ("Odyssey").

                                    RECITALS:
                                    ---------

     WHEREAS, MBSI is undertaking the public offering, through its officers and directors and not an underwriter, of a minimum of 450,000 and a maximum of 900,000 shares of its no par value common stock at a price of $1.00 per share under a Form SB-2 Registration Statement (the "Registration Statement") to be filed with the United States Securities and Exchange Commission as soon as practicable and no later than approximately October 31, 1999, and

     WHEREAS, MBSI has agreed to include in said Registration Statement warrants to purchase shares of the common stock of MBSI to be acquired hereunder by Odyssey ("Odyssey" or "Funding Party") and the shares of common stock underlying the warrants.

     WHEREAS, Odyssey has agreed to provide interim financing to MBSI in the form of a loan as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual terms and conditions set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Loan. Odyssey agrees to loan to MBSI, the following amount of funds which shall be made available by Odyssey in the amount specified:

                                    Amount
          Name                      of Loan           Payment Date
          ----                      -------           ------------
          Odyssey                   $45,000           October 1, 1999

The terms and conditions of the loan to MBSI are set forth in the form of a Promissory Note, a copy of which is attached hereto as Exhibit "A" and incorporated herein (the "MBSI Note"). Simultaneous with the furnishing of funds by Odyssey, as stipulated above, to MBSI, MBSI shall execute and deliver an MBSI Note to Odyssey. The principal and interest due under the MBSI Note are convertible into shares of common stock of MBSI, upon default in payment of the MBSI Note, at the option of the Funding Party, as set forth in the MBSI Note.

     2. Issuance of Common Shares. As partial consideration for Odyssey providing the loan specified above, MBSI shall issue to Odyssey shares of the common stock of MBSI (the "Consideration Shares") as follows:

          Funding Party                               Number of Shares
          -------------                               ----------------
          Odyssey                                     360,000

     3. Issuance of Warrants. Also, as partial consideration for Odyssey providing the loan to MBSI, MBSI shall issue to Odyssey Series "A" warrants to purchase Common Shares of MBSI at a price of $2.00 per share, which warrants shall be subject to the terms and conditions set forth in the form attached hereto as Exhibit "B" and incorporated herein (the "Warrants"). The Warrants shall be issued, and Warrant certificates delivered to Odyssey contemporaneous with the provision of the loan funds as follows:

          Funding Party                               Number of Warrants
          -------------                               ------------------
          Odyssey                                     360,000

     4. Registration Rights. MBSI hereby grants the following registration rights as to the Consideration Shares, the shares issuable upon conversion of the MBSI Notes, if any, the Warrants, and the shares of Common Stock underlying such Series "A" Warrants:

          a. Registration Statement. MBSI shall include in the Registration Statement to be filed by MBSI as aforesaid, the Series "A" Warrants, and the shares of Common Stock of MBSI underlying the Series "A" Warrants, and the shares of Common Stock issuable upon conversion of the Series "A" Warrants, if any.

               i. If for any reason the Registration Statement referred to is not filed on or before approximately October 31, 1999, or, if filed, does not become effective and remain effective during such period of time as a Funding Party shall be the Holder of Series "A" Warrants, then the Funding Party may from time to time beginning one year from the date hereof and before October 1, 2005, convert the Series "A" Warrants then held by the Funding Party, in whole or in part, into the number of shares of Common Stock of MBSI determined by dividing (a) the aggregate fair market value, as of the date of conversion, of the shares of Common Stock of MBSI issuable upon exercise of the warrants minus the aggregate exercise price of the warrants to purchase shares of the Common Stock of MBSI by (b) the fair market value, as of the date of conversion, of one share of the Common Stock of MBSI. For the purposes of this paragraph, fair market value shall be determined in accordance with the following provisions:

                              (1) If the Common Stock of MBSI is not at the time
               listed or admitted on any stock exchange but is traded on the Nasdaq National Market System or SmallCap Market or is quoted on the OTC Bulletin Board, the fair market value shall be the closing selling price per share of such Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers through, in order of preference, the Nasdaq National Market System, the SmallCap Market, or the OTC Bulletin Board, or any successor system. If there is not closing selling price for such Common Stock on the date in question, then the fair market value shall be the closing selling price on the last preceding date for which such a quotation exists.

                              (2) If the Common Stock is at the time listed or
               admitted to trading on any stock exchange, the fair market value shall be the closing selling price per share of such Common Stock on the date in question on the stock exchange determined by the Board of Directors of MBSI to be the primary market for such Common Stock, as such price is officially quoted in the composite tape of transaction on the exchange. If there is no closing selling price for such Common Stock on the date in questions then the fair market value shall be the closing selling price on the last preceding date for which such a quotation exists.

                              (3) If the Common Stock is at the time neither
               listed nor admitted to trading on any exchange nor traded on the Nasdaq National Market System nor the SmallCap Market, nor traded on the OTC Bulletin board, then such fair market value shall be determined by the Board of Directors of MBSI after taking into account such factors as the Board of Directors of MBSI shall deem appropriate.

          b. Piggyback Rights. If and when MBSI shall file a registration statement with the SEC under the Securities Act of 1933 (the "Act") for the sale of any of the securities of MBSI prior to October 1, 2005, on a form prescribed by the Act which is appropriate for registration for sale of any of the following securities of MBSI (the "Registerable Securities") held by the Funding Party who is the registered holder of such securities at the date of the proposed filing of the registration statement by MBSI, to wit:

          o Series "A" Warrants held by Funding Party

          o Shares of MBSI Common Stock acquired by Funding Party on exercise of the Series "A" Warrants

          o Shares of MBSI Common Stock acquired by Funding Party on conversion of the Series "A" Warrants

          o Shares of Common Stock acquired by Funding party on conversion of an MBSI Note

          o The Consideration Shares held by Funding Party, then MBSI shall give written notice of its intent to file such a registration statement to the Funding Parties who are the registered holders of the Registerable Securities. The Funding Parties who are the registered holders of any of the Registerable Securities, within 20 days following receipt of notice of the proposed filing of a registration statement by MBSI, shall have the right to have included in said registration statement such number of the Registerable Securities held by a Funding Party as shall be specified by the Funding Party, provided, however, that the inclusion of such Registerable Securities shall not unreasonably interfere with MBSI's registration of its securities and that in no event shall MBSI be obligated (i) to file such registration statement at any time other than during the period to end March 31, 2005, or (ii) to keep the prospectus with respect to such securities current for more than five years after the effective date of the registration statement covering the Registerable Securities. If a Funding Party does not make a request for such registration within twenty days after receipt of the notice aforesaid from MBSI, then MBSI shall have no obligation to include any such Registerable Securities in such registration statement, or in any future registration statement.

          c. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by MBSI under subparagraph (b) above, MBSI shall not be required under subparagraph (b) to include any of the Registerable Securities in such underwriting unless the Funding Party who is the registered holder of the Registerable Securities accepts the terms of the underwriting as agreed upon between MBSI and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by MBSI. If the total amount of securities, including the Registerable Securities, requested to be included in such offering exceeds the amount of securities to be sold, other than by MBSI, that the underwriters reasonably believe compatible with the success of the offering, then only the number of such securities, including the Registerable Securities, which the underwriters believe will not jeopardize the success of the offering shall be included in the offering, but in no event shall the number of Registerable Securities included in the offering be reduced below ten percent (10%) of the total number of shares included in such offering, unless the Funding Party agrees to a lesser percentage.

          d. State Registrations. At the written request of the Funding Party who is the registered holder of the Registerable Securities, MBSI shall file a registration statement with one state in which the Funding Party intends to sell the Registerable Securities, provided that such filing can be made without unreasonable expense to MBSI and without materially affecting the Registration Statement filed with the SEC. MBSI shall cooperate with the Funding Party in the filing of the Registration Statement in one or more additional states, provided that the Funding Party shall reimburse MBSI for its time, effort, and costs reasonably associated with such filings.

          e. Payment of Expenses. MBSI shall bear all expenses incurred by it in registering the Registerable Securities hereunder, including without limitation, all filing, registration and qualification fees of the SEC or any state agency (except for fees incurred in states expressly designated by the Funding Party in subparagraph (d) above), printing expenses, fees and disbursements of legal counsel and all accounting expenses including expenses of the year-end audits. The Funding Party shall bear the fees and disbursements of its own legal counsel, underwriting or brokerage discounts and commissions, expenses of its brokers or underwriters, and fees of the National Association of Securities Dealers, Inc.

          f. Cooperation of the Funding Party. It shall be a condition of the obligations of MBSI to take action in response to any request for registration by the Funding Party that such request include or be accompanied by all of the following: (i) the Funding Party's confirmation that it then has a present intention of selling or distributing the Registerable Securities which are the subject of such request; (ii) information with respect to the Funding Party and the number of Registerable Securities proposed to be sold and a description of such Registerable Securities, or, to the extent that such information is not then available, the Funding Party's undertaking to furnish the same; (iii) the indemnity agreement specified in subparagraph (g) below; (iv) the Funding Party's agreement to refrain, in connection with such registration, offering and sale, from taking any action violative of the anti-manipulative rules promulgated under the Securities Exchange Act of 1934, as amended; and (v) the Funding Party's agreement to cooperate with MBSI generally in connection with such registration, and the undertaking to execute such further documents relating to formal matters in connection with such registration, offering and sale as may be necessary, appropriate and proper to effectuate the transactions contemplated by such request.

          g. Indemnification. Any registration hereunder shall be accompanied by an agreement of the Funding Party to indemnify MBSI, each of its directors, each of its officers who sign the registration statement, and each person who controls MBSI against any loss, claim, liability, damage or action arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the registration statement when the same becomes effective or in any final prospectus or amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse the indemnified persons for any legal or other expenses reasonably incurred in investigating or defending any such action or claim, but only to the extent that the untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in reliance upon and in conformity with written information furnished to MBSI by or on behalf of the Funding Party for use in the registration statement, final prospectus, or amendment or supplement thereto, as the case may be.

     5. The securities acquired and to be acquired pursuant to this Funding Agreement have not been registered under the Securities Act of 1933 (the "Act"), or under the securities laws of any state. The securities have been and will be acquired for investment any may not be transferred or sold in the absence of an effective registration statement or other compliance under the act and the laws of the applicable state or a "no action" or interpretive letter from the Securities and Exchange Commission or an opinion of counsel reasonably satisfactory to MBSI, and its legal counsel, to the effect that the sale or transfer is exempt from registration under the act and such state statutes.

          a. Odyssey represents and warrants:

               i. The securities acquired and to be acquired pursuant to this Funding Agreement are being acquired for the Funding Party's own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such securities or any interest therein without registration, or an applicable exemption from registration, or other compliance under the Act, or any state securities law, and the Funding Party has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

               ii. The Funding Party has been advised and understands that said securities have not been registered under the Act, or any state securities laws, and MBSI is under no obligation to register the securities under the Act or such state securities laws, except as specifically provided herein.

     6. Miscellaneous.

          a. Notices. All communications provided for herein shall be in writing and shall be deemed to be given or made when served personally or when deposited in the United States mail, certified return receipt requested, addressed as follows, or at such other address as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this subsection:

          Odyssey:              David's Odyssey, L.C.C.
                                1310 East 1600 South
                                Mapleton, Utah 84664
                                Attn: David Nemelka

          With Copy to:         Ronald N. Vance
                                Attorney at Law
                                57 West 200 South
                                Suite 310
                                Salt Lake City, UT 84101

          b. Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Utah.

          c. Assignment. Except as set forth in Paragraph 1 above, this Agreement may not be assigned in whole or in part by the Funding Party without the prior written consent of MBSI.

          d. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and approved assigns.

          e. Partial Invalidity. If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition, or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

          f. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions, letters of intent, and preliminary agreements between the parties hereto relating to the subject matter of this Agreement.

          g. Interpretation of Agreement. This Agreement shall be interpreted and construed as if equally drafted by all parties hereto.

          h. Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any party, or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

          i. Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transactions contemplated herein.

          j. Amendment. This Agreement or any provision hereof may not be changed, waived, terminated, or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

          k. Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

          l. Headings. The descriptive headings of the various sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

          m. Counterparts. This Agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto executed the foregoing Funding Agreement as of the day and year first above written.

MBSI:                              Mediacomm Broadcasting Systems, Inc.
                                   d/b/a Shopbiz.com



                                   By /s/
                                   --------------------------
                                   Don Montague, President

Odyssey:                           David's Odyssey, L.L.C.



                                   By /s/
                                   --------------------------
                                   David R. Nemelka, Manager

                                   Exhibit "A"
Date: _________, 1999
Amount: $

                      MEDIACOMM BROADCASTING SYSTEMS, INC.
                                d/b/a Shopbiz.com
                            (A Colorado Corporation)

                                 PROMISSORY NOTE
                                 ---------------

THE ISSUE OF THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

                                 ---------------

     Mediacomm Broadcasting Systems, Inc., a corporation duly organized and existing under the laws of the State of Colorado, d/b/a Shopbiz.com (hereinafter referred to as "Shopbiz.com" or "Maker"), for value received, hereby promises to pay to the following person (the "Lender"):

     David's Odyssey, L.L.C.

the principal sum of Forty-five thousand dollars ($45,000), as loaned by the Lender to the Maker as set forth in the Funding Agreement of even date herewith and incorporated herein (the "Funding Agreement"), in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, on the terms and at the time hereinafter provided.

     This Note is subject to the terms and conditions of the Funding Agreement and any inconsistencies between this Note and the Funding Agreement shall be governed by the Funding Agreement. This Note is also subject to the following further terms and provisions:

     1. Payment of Principal and Interest. The outstanding principal amount of this Note, which amount shall be equal to the funds loaned by Lender to the Maker hereunder and not otherwise repaid pursuant hereto, together with all interest then accrued shall be due and payable on the date of the initial release of funds under the registration statement (the "Registration Statement") filed by the Company pursuant to the Funding Agreement or one year from the date hereof, whichever shall first occur (the "Due Date"). Interest on the outstanding principal shall accrue at the rate of ten percent (10%) per annum from the date of delivery of such principal funds by the Lender. All interest shall be calculated on the basis of a 365-day year, counting the actual number of days elapsed from the date the principal amount is delivered to the Maker through the Due Date. Interest on any overdue payments of principal and interest due hereunder shall accrue and be payable at the rate of twelve percent (12%) per annum, based on the actual number of days elapsed from the date such principal or interest payment was due to the date of actual payment.

     2. Prepayment. This Note is subject to prepayment, in whole or in part, at any time upon not less than 30 days notice by registered mail at the election of the Maker. Prepayment shall be effected by paying the amount equal to the outstanding principal amount of this Note, plus all interest accrued to the date of prepayment. During the 30 days following the date of any notice of prepayment, the holder shall have the right to convert this Note to the common stock of the Maker, on the terms and conditions provided for in paragraph 2 above.

     3. Satisfaction and Discharge of Note. This Note shall cease to be of further effect when:

          a. The Maker has paid or caused to be paid all sums payable hereunder by the Maker, including all outstanding principal amounts and interest accrued under the Note; and

          b. All the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been complied with.

     4. Events of Default. "Event of Default," when used herein, whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administration or government body or be caused by the provisions of any paragraph herein means any one of the following events:

          a. Default in the payment of any principal or interest on this Note when it becomes due and payable, and continuance of such default for a period of 30 days; or

          b. Default in the performance or breach of any covenant or warranty of the Maker in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for a period of 30 days after there has been given to the Maker by registered or certified mail, by the holder of this Note, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

          c. The entry of a decree or order by a court having jurisdiction in the premises adjudging the Maker a bankrupt or insolvent under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee (or other similar official) of the Maker or of any substantial part of its property , or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

          d. The institution by the Maker of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee (or other similar official) of the Maker or of any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Maker in furtherance of any such action; or

          e. Any material breach of the representations or warranties of the Maker in, the Funding Agreement, or any material default of the Maker of the terms and conditions of the Funding Agreement.

     5. Conversion to Shares on Default. As an alternative to any remedy available to the Lender under law or equity in the event of the failure of the Maker to have paid or to pay the principal and interest due hereunder by or on October 1, 2000, then, on and after that date, until such the time said principal and interest shall have been paid, the Lender shall have the option to convert all or any portion of the amount due on this Note on the date of conversion into shares of the common stock of the Maker at the rate of $0.10 per share of common stock.

     6. Acceleration of Maturity. If an Event of Default occurs and is continuing then, in every such case, the holder of this Note may declare the outstanding principal of this Note to be due and payable immediately, by a notice in writing to the Maker of such default, and upon any such declaration, such principal shall become immediately due and payable. At such time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the holder, the holder of this Note, by written notice to the Maker, may rescind and annul such declaration and its consequences, if all Events of Default, other than the nonpayment of the principal of this Note which has become due solely by such acceleration, has been cured or waived. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     7. Restrictions. The Lender, by acceptance hereof, represents and warrants as follows:

          a. The Note is being acquired for the Lender's own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or any interest therein without registration, or an applicable exemption from registration, or other compliance under the Act, or any state securities law, and the holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

          b. The Lender knows and understands that the Note has not been registered under the Act, or any state securities laws, and the Maker is under no obligation to register the Note under the Act or such state securities laws.

     8. Non-Negotiability and Assignment. This Note is non-negotiable and is assignable by the Lender only with the prior written consent of the Maker.

     9. Presentment Waiver. The Maker, and guarantors hereof, if any, severally waive presentment for payment, protest, and notice of protest and of nonpayment of this Note.

                                       Mediacomm Broadcasting Systems, Inc.
                                       d/b/a Shopbiz.com



                                       By

                                   Exhibit "B"

                      MEDIACOMM BROADCASTING SYSTEMS, INC.
                                d/b/a Shopbiz.com
                            (A Colorado Corporation)

                               WARRANT CERTIFICATE

WARRANT NUMBER SERIES A - ____                      NUMBER OF WARRANTS:_________


            SERIES "A" WARRANT CERTIFICATE FOR THE PURCHASE OF SHARES
                       OF THE NO PAR VALUE COMMON STOCK OF
             MEDIACOMM BROADCASTING SYSTEMS, INC., d/b/a SHOPBIZ.COM

THE ISSUE OF THESE WARRANTS HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AND ITS COUNSEL, TO THE EFFECT THAT ANY PROPOSED SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

     FOR VALUE RECEIVED, Mediacomm Broadcasting Systems, Inc. (the "Company"), a Colorado corporation, hereby certifies that ______________________________, the registered holder hereof, or registered assigns (in either case the "Holder") is entitled to purchase, subject to the terms and conditions hereinafter set forth, at any time beginning one year after the date hereof and before October 1, 2005, and not thereafter, one (1) share of the Common Stock of the Company for each one (1) Warrant exercised at a price of $2.00 per share of Common Stock and receive a certificate(s) for the number of shares of Common Stock so purchased upon presentation and surrender of this Warrant Certificate together with the Form of Subscription, constituting a part hereof, to the transfer agent of the Company duly executed and accompanied by payment of the purchase price for all shares purchased, either by certified check or bank draft, payable to the order of the Company. Fractions of shares of the Common Stock of the Company will not be issued. Any denominations of money less that $1.00 paid by the Holder will be retained by the Company.

     The Company covenants and agrees that all shares of Common Stock which may be delivered upon the exercise of this Warrant will, upon delivery, be free from all taxes, liens and charges with respect to the purchase thereof. This Warrant shall not be exercised by Holder in any state where such exercise would be unlawful such as a state in which the shares of common stock of the Company are not registered or qualified as the case requires.

     The Company agrees at all times to reserve or hold available a sufficient number of shares of its Common Stock to cover the number of shares issuable upon the exercise of this and all other Series "A" Warrants then outstanding.

     This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein set forth, and no dividend shall be payable or accrue in respect to this Warrant or the interest represented hereby, or the shares purchasable hereunder, until or unless, and except to the extent that this Warrant shall be exercised, and the Common Stock purchasable upon exercise thereof shall become deliverable.

     The Warrants are not redeemable nor cancelable by the Company.

     This Warrant is exchangeable upon the surrender hereof by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as many be designated by the registered owner at the time of such surrender.

     The Company may deem and treat the Holder at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

     The number of shares of Common Stock purchasable upon the exercise of this Warrant and the purchase price shall be subject to adjustment from time to time as follows:

     (1) If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such subdivision shall be proportionately increased in each instance, and if the Company shall at any time reduce the then outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such recapitalization, reclassification or combination shall be proportionately decreased in each instance.

     (2) If the Company shall distribute to all of the holders of its shares of Common Stock any security (except as provided in the preceding paragraph) or other assets (other than a distribution made as a dividend payable out of earnings or out of any earned surplus legally available for dividends under the laws of the jurisdiction of incorporation of the Company), the Board of

Directors of the Company shall make such equitable adjustment in the Warrant Price in effect immediately prior to the record date of such distribution as may be necessary to preserve to the Holder of this Warrant rights substantially proportionate to those enjoyed hereunder by such Holder immediately prior to the happening of such distribution. Any such adjustment shall become effective as of the day following the record date for such distribution.

     (3) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is required to be adjusted as herein provided, the Warrant Price shall be adjusted (to the nearest cent) in each instance by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

     (4) In case of any reclassification of the outstanding shares of Common Stock, other than a change covered by paragraph (1) above or which solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other that a consolidation merger in which the Company is the continuing corporation and which does not result in any reclassification or capital reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Holder of this Warrant shall have the right thereafter (until the expirations of the respective rights of exercise of the Warrant) to receive upon the exercise thereof, for the same aggregate Warrant Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, or upon the dissolution following any sale or other transfer, which a holder of the number of shares of Common Stock of the Company would obtain upon exercise of the Warrants immediately prior to such event; and if any classification also results in a change in shares of Common Stock covered by paragraph (1) above, then such adjustment shall be made pursuant to both paragraph (1) above and this paragraph (4). The provisions of this paragraph (4) shall similarly apply to successive reclassifications, or capital reorganizations, mergers or consolidations, sales or other transfers.

     (5) In case of the dissolution, liquidation or winding-up of the Company, all rights under any of the Warrants outstanding and not expired by their terms shall terminate on a date fixed by the Company, such date so fixed to be not earlier than the date of the commencement of the proceedings for such dissolution, liquidation or winding-up and not later than thirty (30) days after such commencement date. Notice of such termination of purchase rights shall be given to the registered Holder of this Warrant Certificate as the same shall appear on the books of the Company, by certified or registered mail at least thirty (30) days prior to such termination date.

     (6) In case the Company shall, at any time prior to the Expiration Date of the Warrants, and prior to the exercise thereof, offer to the holders of its Common Stock any right to subscribe for additional shares of any class of securities of the Company, then the Company shall give written notice thereof to the registered Holder of this Warrant Certificate not less than thirty (30) days prior to the date on which the books of the Company are closed or a record date fixed for the determination of stockholders entitled to such subscription rights. Such notice shall specify the date as to which the books shall be closed or record date be fixed with respect to such offer or subscription, and the rights of the Holder of this warrant to participate in such offer or subscription shall terminate if this Warrant shall not be exercised on before one day prior to the date of such closing of the books or such record date.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer this 1st day of October 1999.

                                       Mediacomm Broadcasting Systems, Inc.
                                       d/b/a Shopbiz.com



                                       By
                                           President
ATTEST:


Secretary

                      MEDIACOMM BROADCASTING SYSTEMS, INC.
                                d/b/a Shopbiz.com


                                 ASSIGNMENT FORM
              (To be executed by the registered Holder to effect a
                         Transfer of the Within Warrant)

For Value Received _____________ hereby sells, assigns, and transfer unto

                  (Please print or typewrite name and address,
                     including postal zip code of assignee)

this Warrant and the rights represented thereby to purchase Common Stock in accordance with the terms and conditions thereof, and does hereby irrevocable constitute and appoint attorney to transfer this Warrant on the books of Mediacomm Broadcasting Systems, Inc., d/b/a Shopbiz.com, with full power of substitution.

Date: ____________________                    Signed ___________________________

                      MEDIACOMM BROADCASTING SYSTEMS, INC.
                                d/b/a Shopbiz.com


                                SUBSCRIPTION FORM
         (To Be Executed by the Registered Holder to Exercise The Rights
            To Purchase Common Stock Evidenced By The Within Warrant)


The undersigned hereby irrevocably subscribes for shares of the Common Stock of Mediacomm Broadcasting Systems, Inc., d/b/a Shopbiz.com, pursuant and in accordance with the terms and conditions of the Warrant and hereby makes payment of $ therefor, and requests that certificate(s) for such shares be issued in the name of the undersigned and be delivered to the address stated below, and if such number of shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be delivered to the undersigned at the address stated below:

Date: _____________________                Signed ______________________________


SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE SIGNATURE TO THIS SUBSCRIPTION FORM MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT. IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.